SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2001

Structured Products Corp. on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1
CorTS Trust for J.C. Penney Debentures, Corporate-Backed Trust Securities
CorTS Trust for BellSouth Debentures, Corporate-Backed Trust Securities
CorTS Trust for Xerox Capital Trust I, Corporate-Backed Trust Securities
CorTS Trust for Southern Company Capital Trust I,
Corporate-Backed Trust Securities
CorTS Trust for Countrywide Capital I, Corporate Backed Trust Securities
GINsK Principal-Protected Trust Certificates, Series Yen Bear 1999-1
Credit -Enhanced CorTS Trust for AON Capital A
CorTS Trust for Sherwin William Debentures
CorTS Trust II for Sherwin Williams Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust II for Chrysler Debentures
CorTS Trust for Great Western Financial Trust II

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York 10048

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Trustee's Report with respect to the October 1, 2001 Distribution Date for the MOT 1998-5 Corporate Bond-Backed Certificates

No reports required for the other series listed.

Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: Name: Timothy P. Beaulac Title: President and Finance Officer

October 1, 2001
EXHIBIT INDEX

Exhibit

Page

1.	Trustee's Report in respect to the October 1, 2001 Distribution Date for the Corporate Bond-Backed Certificates, Series MOT 1998-5 CUSIP: 871928BJ5 871828BK2	5

Exhibit 1

To the Holders of
Corporate Bond-Backed Certificates, Series MOT 1998-5
CUSIP: 871928BJ5
             871828BK2

U.S. Bank Trust National Association, as Trustee for the Corporate Bond-Backed Certificates, Series MOT 1998-5, hereby gives notice with respect to the Distribution occurring on October 1, 2001 (the “Distribution Date”) as follows:

1.   The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000 of securities, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.00 $15.178829	Interest $0.00 $29.849636	Total Distribution $0.00 $45.028466

2.   The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   The aggregate stated principal amount of the Corporate Bond-Backed TIERS Certificates, Series MOT 1998-5 held for the above trust (the “Term Assets”) is $74,616,000.00. The Term Assets are currently rated Aa3 by Moody’s Investors Service, Inc. and AA by Standard and Poor’s Ratings Group.

5.   At the close of business on the Distribution Date the Aggregate Certificate Principal Balance of Amortizing Class Certificates is $39,066,493.96 and of the ZTF Class Certificates is $74,616,000.00.

U.S. Bank Trust National Association